                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                           Royce OTC Micro-Cap Fund, Inc.
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [X]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                         ROYCE OTC MICRO-CAP FUND, INC.
                          1414 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                 1-800-221-4268

May 22, 1995

Dear ROYCE OTC MICRO-CAP FUND Stockholder:

     Attached is a proxy statement describing the items to be voted on at the Annual Meeting of Stockholders. The items include a change in the Fund's stated investment objective to remove the requirement that a certain portion of the Fund's investment securities be traded in the over-the-counter market and a related change in the name of the Fund to Royce Micro-Cap Trust, Inc.

     YOUR VOTE IS VERY IMPORTANT! If the Fund does not receive a sufficient number of votes prior to the meeting date, it will have additional expenses for proxy solicitation and the meeting may have to be postponed. PLEASE COMPLETE, SIGN AND MAIL YOUR PROXY CARD AS SOON AS POSSIBLE. You may receive a call from Shareholder Communications Corporation, which has been retained to assist stockholders in the voting process.

Sincerely,

CHARLES M. ROYCE
CHARLES M. ROYCE
President

     P.S. If you have any questions regarding the proxy material, please call Investor Information at 1-800-221-4268.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         ROYCE OTC MICRO-CAP FUND, INC.

To the Stockholders of
ROYCE OTC MICRO-CAP FUND, INC.


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ROYCE OTC MICRO-CAP FUND, INC. (the 'Fund') will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York, on Wednesday, June 28, 1995 at 3:30 p.m. (E.T.), for the following purposes:


          1. To elect a board of five directors.

          2. To approve a change in the Fund's stated investment objective by eliminating the requirement that the Fund invest at least 65% of its assets in the securities of micro-cap companies that are traded in the over-the-counter market.

          3. To approve an amendment of the Fund's Articles of Incorporation changing its name to Royce Micro-Cap Trust, Inc.

          4. To ratify the selection of Ernst & Young LLP as independent public accountants of the Fund for the year ending December 31, 1995.

          5. To transact such other business as may come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 18, 1995 as the record date for the determination of those stockholders entitled to vote at the meeting, and only holders of record at the close of business on that day will be entitled to vote.

     The Fund's Annual Report to Stockholders for the year ended December 31, 1994 was previously mailed to stockholders, and a copy of it is available upon request, without charge, by writing to the Fund at 1414 Avenue of the Americas, New York, New York 10019 or calling toll-free at 1-800-221-4268.

                                   IMPORTANT

     To save the Fund the expense of additional proxy solicitation, if you do not now expect to be present at the meeting, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States). The enclosed Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the meeting.

                                         By order of the Board of Directors

                                         SUSAN I. GRANT,
                                         Secretary

May 22, 1995

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                         ROYCE OTC MICRO-CAP FUND, INC.
                          1414 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                            WEDNESDAY, JUNE 28, 1995

                       ----------------------------------
                                PROXY STATEMENT
                       ----------------------------------

     Accompanying this Proxy Statement is a Notice of Annual Meeting of Stockholders and a form of Proxy for such meeting solicited on behalf of the directors of Royce OTC Micro-Cap Fund, Inc. (the 'Fund').


     The Proxy may be revoked at any time before it is exercised by written instructions to the Fund or by filing a new Proxy with a later date, and any stockholder attending the meeting may vote in person, whether or not he or she has previously filed a Proxy. The shares represented by all properly executed Proxies received in time for the meeting will be voted. Where a stockholder has specified a choice on the Proxy with respect to Proposals 2, 3 and 4 in the Notice of Annual Meeting, his or her shares will be voted accordingly. If no directions are given, the stockholder's shares will be voted in favor of such Proposals. Unless authority to vote for all nominees or for an individual nominee pursuant to Proposal 1 is specifically withheld, the Proxy will be voted for the election of all of the persons nominated by the Board of Directors to become directors. The cost of soliciting Proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund's shares. Some officers and employees of the Fund and/or Quest Advisory Corp. ('Quest'), the Fund's investment adviser, may solicit Proxies personally and by telephone, if deemed desirable. In addition, the Fund has engaged Shareholder Communications Corp. to solicit Proxies on its behalf at a cost to the Fund of $5,000 plus out-of-pocket expenses.



     On May 18, 1995, the record date for the meeting, there were 10,886,317 shares of common stock of the Fund outstanding. The stockholders entitled to vote are those of record on that date. Each share is entitled to one vote on each item of business at the meeting.



     The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of common stock as of the record date:

                NAME AND ADDRESS                            AMOUNT AND NATURE             PERCENTAGE
                    OF OWNER                                   OF OWNERSHIP                OF CLASS
- -------------------------------------------------  ------------------------------------   ----------
Charles M. Royce ................................  596,031  shares --  Beneficial (sole       5.5%
  1414 Avenue of the Americas                        voting and investment power)
  New York, NY 10019
Depository Trust Company ........................  9,883,965 shares -- Record                90.8%
  Cede & Co.
  P.O. Box 20 Bowling Green Station
  New York, NY 10274

                     1. ELECTION OF DIRECTORS (PROPOSAL 1).

     At the meeting, it is proposed to elect five directors, each director to hold office until the next Annual Meeting of Stockholders and until his successor shall have been elected and qualifies. The Fund's Board of Directors has nominated the following five persons to become directors of the Fund. Certain information concerning such persons is set forth below. Each of such persons has agreed to serve if elected, and the Fund's management has no reason to believe that any of them will be unavailable for election as a director. However, if any of such persons become unwilling or unable to serve, the persons named in the accompanying form of Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

                                                          POSITIONS AND             SERVED AS
                  NAME                      AGE       OFFICES WITH THE FUND       DIRECTOR SINCE
- -----------------------------------------   ---   -----------------------------   --------------
Charles M. Royce.........................   55    Director, President             September 1993
                                                    and Treasurer
Thomas R. Ebright........................   50    Director                        September 1993
Richard M. Galkin........................   57    Director                        September 1993
Stephen L. Isaacs........................   55    Director                        September 1993
David L. Meister.........................   55    Director                        September 1993

     A total of six meetings of the Board of Directors were held during the year ended December 31, 1994, and each director attended all of such meetings.

     The Board of Directors has an Audit Committee, comprised of Richard M. Galkin, Stephen L. Isaacs and David L. Meister, which is responsible for the selection and nomination of the independent auditors of the Fund and for conducting post-audit reviews of the Fund's financial condition with such auditors. The Audit Committee held one meeting during the year ended December 31, 1994, and each member of the Audit Committee attended the meeting. The Board of Directors does not have any other standing committees.

     There are no family relationships between any of the Fund's directors and officers.

     As of the record date, the Fund's directors beneficially owned the following shares of its common stock:

                                                                                          PERCENTAGE
                          NAME OF DIRECTOR                                  AMOUNT         OF CLASS
- ---------------------------------------------------------------------   --------------    ----------

Charles M. Royce.....................................................   596,031 shares        5.48%
Thomas R. Ebright....................................................     1,834 shares        0.02%

Richard M. Galkin....................................................        None            --
Stephen L. Isaacs....................................................        None            --
David L. Meister.....................................................        None            --


     Each of Messrs. Royce and Ebright has sole voting power and sole investment power as to the shares shown as beneficially owned by him. As of the record date, all directors and officers of the Fund as a group (9 persons) beneficially owned 704,997 shares of the Fund's common stock, constituting 6.48% of the class.


     During the year ended December 31, 1994, each of Charles M. Royce, W. Whitney George, a Vice President of the Fund and of Quest, and Susan I. Grant, Secretary of the Fund, failed to file on a timely basis reports required by
Section 16(a) of the Securities Exchange Act of 1934, with Mr. Royce filing two late reports relating to three transactions, Mr. George filing two late reports relating to two transactions, and Ms. Grant filing one late report.

BUSINESS EXPERIENCE

     Set forth below is certain information as to the principal business experience during the past five years of the Fund's directors:

     Charles M. Royce is the President, Secretary, Treasurer and sole director and sole voting shareholder of Quest, the investment adviser to the Fund. He became affiliated with Quest in June 1972 and has served as its President and Treasurer since November 1972. Mr. Royce also manages two private investment partnerships through Quest Management Company ('QMC'), a registered investment adviser, of which he is the managing general partner.


     Thomas R. Ebright has been a Vice President of Quest since September 1981. He has also been President, Treasurer and a director and principal shareholder of Royce, Ebright & Associates, Inc., investment adviser to a series of The Royce Fund, since June 1994. He was a general partner of QMC and its predecessor until June 1994. Mr. Ebright is also a director of Atlantic Pro Sports, Inc. and of the Strasburg Rail Road Co. since March 1993 and was the President and principal owner of Baltimore Professional Hockey, Inc. until May 1993.


     Richard M. Galkin is a private investor and the President of Richard M. Galkin Associates, Inc., telecommunications consultants.

     Stephen L. Isaacs is an attorney, Director of the Columbia University Development Law and Policy Program, a Professor at Columbia University and President of Stephen L. Isaacs Associates, consultants. He was counsel to Kaplan & Kilsheimer from January 1988 to February 1991.

     David L. Meister is a consultant in the communications industry. He was an executive officer of Digital Planet Inc. from April 1991 to December 1992, a consultant to the communications and television industry from August 1990 to April 1991 and Executive Vice President of Infotechnology, Inc. from December 1986 to July 1990.

     Mr. Royce is also President and Treasurer of Royce Value Trust, Inc. ('RVT'), Pennsylvania Mutual Fund ('PMF') and The Royce Fund ('TRF'), registered management investment companies. Messrs. Royce, Ebright, Galkin, Isaacs and Meister are also directors/trustees of RVT and PMF, and Messrs. Royce, Galkin, Isaacs and Meister are also trustees of TRF. Mr. Ebright is also President and Treasurer and Mr. Royce is also the sole shareholder and director and the Secretary of Quest Distributors, Inc. ('QDI'), the distributor of TRF's shares.

     Messrs.  Royce and Ebright  are 'interested persons'  within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940.

REMUNERATION OF DIRECTORS AND OFFICERS

     Set forth below is the compensation paid by the Fund and the three other registered investment companies comprising The Royce Funds to each director for the year ended December 31, 1994.


                                                                 AGGREGATE        TOTAL COMPENSATION
                                                             COMPENSATION FROM    FROM THE FUND AND
                         DIRECTOR                                THE FUND         OTHER ROYCE FUNDS
- ----------------------------------------------------------   -----------------    ------------------

Charles M. Royce..........................................        --                   --
Thomas R. Ebright.........................................        --                   --
Richard M. Galkin.........................................        $ 8,000              $ 60,000
Stephen L. Isaacs.........................................          8,000                60,000
David L. Meister..........................................          8,000                60,000

     The Fund paid $7,088 cash remuneration to all officers of the Fund as a group for the year ended December 31, 1994.

     Each of the Fund's non-affiliated directors receives a base fee of $5,000 per year plus $500 for each meeting of the Board of Directors attended. No director of the Fund received remuneration for services as a director for the year ended December 31, 1994 in addition to or in lieu of such standard arrangements.

VOTE REQUIRED

     A quorum consists of stockholders representing a majority of the outstanding shares of the Fund's common stock entitled to vote who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a director. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the meeting, who serve as Inspectors and Judges of Election at the meeting and who have executed an Inspectors and Judges Oath. Neither abstentions nor broker non-votes are counted in the tabulation of such votes.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

         2. CHANGE IN FUND'S STATED INVESTMENT OBJECTIVE (PROPOSAL 2).

PRESENT STATED INVESTMENT OBJECTIVE

     The Fund's present stated investment objective is to seek long-term capital appreciation by investing primarily in equity securities of micro-capitalization companies traded in the over-the-counter market. Under normal market conditions, the Fund will, in pursuit of this objective, invest at least 65% of its total assets in the common stocks, convertible securities and warrants of companies that have market capitalizations of $300 million or less ('micro-cap companies') and are traded in the over-the-counter market. Such securities will not be listed for trading on the New York or the American Stock Exchanges and may not be listed on Nasdaq. For purposes of calculating this 65% minimum, securities purchased before a company's market capitalization increases to above $300 million will continue to be classified as securities of a micro-cap company, and a security that was not listed for trading on a securities exchange when the Fund purchased it will continue to be classified as an over-the-counter security. Up to 35% of the Fund's total assets may be invested in exchange-listed securities of companies with market capitalization of $300 million or less, over-the-counter and exchange-listed securities with market capitalizations greater than $300 million, non-convertible debt and securities of foreign issuers.

PROPOSED STATED INVESTMENT OBJECTIVE

     It is proposed to eliminate the requirement that the equity securities of micro-cap companies in which the Fund will normally invest up to 65% of its total assets be traded in the over-the-counter market, thereby allowing the Fund to invest in micro-cap companies without regard to the market in which their securities are traded. Quest, the Fund's investment adviser, views such an expansion of the markets in which the Fund may seek investment opportunities as important, particularly since there are many micro-cap companies whose common stocks are listed for trading on the New York or American Stock Exchanges. The Board of Directors has concluded that limiting the Fund's primary source of micro-cap stocks to the over-the-counter market is no longer in the best interests of stockholders.

     After giving effect to this change, the Fund would, under normal market conditions, invest at least 65% of its total assets in the common stocks, convertible securities and warrants of micro-cap companies which are listed for trading on the New York, American or other stock exchanges or traded in the over-the-counter market. For purposes of calculating this 65% minimum, securities purchased before a company's market capitalization increases to above $300 million would continue to be classified as securities of a micro-cap company. Up to 35% of the Fund's total assets could then be invested in exchange-listed or over-the-counter securities of companies with market capitalizations greater than $300 million, non-convertible debt and securities of foreign issuers.

VOTE REQUIRED

     The investment objective of the Fund is deemed to be a fundamental policy, which may not be changed without the approval of a majority of the outstanding shares of the Fund. Accordingly, for the proposed change to become effective, it must be adopted by a vote of the lesser of (i) 67% of the shares of common stock of the Fund present or represented at the meeting (assuming that more than 50% of the shares are present or represented) or (ii) more than 50% of the outstanding shares of common stock of the Fund.

     THE BOARD RECOMMENDS A VOTE FOR THE PROPOSED CHANGE IN THE STATED INVESTMENT OBJECTIVE OF THE FUND DESCRIBED ABOVE.

              3. AMENDMENT OF THE FUND'S ARTICLES OF INCORPORATION CHANGING ITS NAME TO ROYCE MICRO-CAP TRUST, INC. (PROPOSAL 3).


     The Board of Directors of the Fund has approved and declared the advisability of a proposed amendment of the Articles of Incorporation of the Fund changing the name of the Fund from 'Royce OTC Micro-Cap Fund, Inc.' to 'Royce Micro-Cap Trust, Inc.' The proposed change of name reflects the elimination of the Fund's over-the-counter market focus and is, therefore, conditioned upon stockholder approval of Proposal 2.

     If this Proposal is approved, Article I of the Fund's Articles of Incorporation would read in its entirety as follows:

                                   'ARTICLE I
                                      NAME

     The name of the Corporation is ROYCE MICRO-CAP TRUST, INC.'


VOTE REQUIRED

     The proposed amendment of the Fund's Articles of Incorporation requires the affirmative vote of the holders of a majority of the issued and outstanding shares of the Fund's common stock.

                        4. RATIFICATION OR REJECTION OF
           SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS (PROPOSAL 4).

     At the meeting, the stockholders will be asked to ratify the selection by the Board of Directors, including a majority of such directors who are not 'interested persons' (as such term is defined in the Investment Company Act of 1940), of Ernst & Young LLP, independent public accountants, to serve as the Fund's auditors for the year ending December 31, 1995.

     The Board's selection of Ernst & Young LLP was based on considerations of administrative convenience and cost efficiency, and did not involve any dispute with Coopers & Lybrand L.L.P. or a decision by Coopers & Lybrand L.L.P. not to stand for re-election as auditors. The report of Coopers & Lybrand L.L.P. on the financial statements of the Fund as of December 31, 1994 and for the year then ended and for the period December 14, 1993 (commencement of operations) to December 31, 1993 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

     Ernst & Young LLP has informed the Fund that neither Ernst & Young LLP nor any of its partners has any direct or indirect financial interest in the Fund except as auditors and independent public accountants. Coopers & Lybrand L.L.P. served as the Fund's independent public accountants since the Fund's inception. Representatives of Ernst & Young LLP and Coopers & Lybrand L.L.P. are not expected to be present at the meeting, but have been given an opportunity to make a statement if they so desire, and will be available should any matter arise requiring their participation.

VOTE REQUIRED


     The ratification of the selection of Ernst & Young LLP as the independent public accountants of the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

                               5. OTHER BUSINESS.


     Management knows of no business to be brought before the meeting other than Proposals 1, 2, 3 and 4 in the Notice of Annual Meeting. If other matters do come before the meeting, it is intended that the shares represented by Proxies will be voted in accordance with the judgment of the person or persons exercising at the meeting the authority conferred by the Proxies.


                             ADDITIONAL INFORMATION

     Quest Advisory Corp., located at 1414 Avenue of the Americas, New York, New York 10019, serves as the Fund's investment adviser.

     Mitchell Hutchins Asset Management Inc., located at 1285 Avenue of the Americas, New York, New York 10019, serves as the Fund's Administrator.

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Fund's 1996 Annual Meeting of Stockholders must be received by the Fund by January 31, 1996, for inclusion in the Fund's Proxy Statement and form of Proxy relating to that meeting.

          PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE
                      ACCOMPANYING POSTAGE-PAID ENVELOPE.


May 22, 1995

                                   APPENDIX 1
                                   PROXY CARD


PROXY                     ROYCE OTC MICRO-CAP FUND, INC.                 PROXY
                          1414 AVENUE OF THE AMERICAS
                              NEW YORK, N.Y. 10019


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Stephen L. Isaacs and Charles M. Royce, or either of them acting in the absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all the shares of the Fund held of record by the undersigned on May 18, 1995, at the Annual Meeting of Stockholders to be held on June 28, 1995, or at any adjournment thereof.


PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
                                 ENVELOPE.

     Please sign exactly as name appears on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?
- -------------------------------------      -------------------------------------

- -------------------------------------      -------------------------------------

- -------------------------------------      -------------------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                            For    Withhold    For All    2. PROPOSAL TO CHANGE THE   For    Against     Abstain
                                               Except        FUND'S STATED            [ ]       [ ]         [ ]
                            [ ]       [ ]        [ ]         INVESTMENT OBJECTIVE.
1. ELECTION OF DIRECTORS                                     (Page 4)
   (Page 2)
                                                          3. PROPOSAL TO AMEND THE    [ ]       [ ]         [ ]
   Charles M. Royce, Thomas R. Ebright,                      FUND'S ARTICLES OF
Richard M. Galkin, Stephen L. Isaacs, and                    INCORPORATION.
          David L. Meister                                   (Page 5)

If you do not wish your shares voted for a particular     4. PROPOSAL TO RATIFY THE   [ ]       [ ]         [ ]
nominee, mark the 'For All Except' box and strike a          SELECTION OF ERNST & YOUNG LLP AS
line through the nominee(s)' name. Your shares will be       INDEPENDENT PUBLIC
voted for the remaining nominee(s).                          ACCOUNTANTS. (Page 5)


                                                          5. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
                                                             BUSINESS AS MAY COME BEFORE THE MEETING.

                                                             This Proxy when properly executed will be voted in  the
                                                             manner  directed by the undersigned stockholder. If no
                                                             direction is  made,  this  Proxy  will  be  voted  for
                                                             Proposals 1, 2, 3 and 4.


Please be sure to sign and date this Proxy.   Date           Mark box at the right if comments or address changes
                                                             have been noted on the reverse.                     [ ]

Shareholder sign here ______ Co-owner sign here ____         RECORD DATE SHARES:


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